EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yu Xi Sun , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CHINA DIGITAL COMMUNICATION GROUP on Form 10-QSB for the fiscal quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of CHINA DIGITAL COMMUNICATION GROUP

Date: May 15, 2006
                                       /s/ Yu Xi Sun
                                       ------------------------------
                                       Yu Xi Sun
                                       President (Principal Executive Officer)

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                CERTIFICATION OF THE PRINCIPAL ACCOUNTING OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yao Miao, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CHINA DIGITAL COMMUNICATION GROUP on Form 10-QSB for the fiscal quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of CHINA DIGITAL COMMUNICATION GROUP.

Date: May 15, 2006
                                       /s/ Yao Miao
                                       ---------------------------------
                                       Yao Miao
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)